UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09116

Van Wagoner Funds, Inc.
(Exact name of registrant as specified in charter)

3 Embarcadero Center, Suite 1120 San Francisco, CA			94111
(Address of principal executive offices)			(Zip code)

Elyce Dilworth 3 Embarcadero Center, Suite 1120 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-835-5000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2005

Small-Cap Growth Fund

Growth Opportunities Fund

Emerging Growth Fund

This report is submitted for the general information of shareholders of Van Wagoner Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus gives details about charges, investment objectives, risks and operating policies of the Funds. Read the Prospectus carefully.

Van Wagoner Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia,
PA 19406

Van Wagoner Funds Annual Report

Dear Fellow Shareholders:

2005 was a year of conflicting events. The economy exhibited solid growth, consumer spending was healthy and corporate earnings growth exceeded expectations. We also experienced rising energy prices, economic turmoil (i.e., Hurricane Katrina, the ongoing war in Iraq, the historically high US deficit) and a Federal Reserve that continued to raise interest rates. Among the events affecting the financial markets during 2005, the rise in energy prices was one of the most important. Crude oil prices, which began the year near $40-per-barrel, ended December around $60 a barrel, following a brief excursion north of $70 at the end of August, as Hurricane Katrina pounded the Gulf Coast. In pure percentage terms, the advance in natural gas was even greater. However, many Americans felt the energy squeeze most acutely in the rising cost of unleaded gasoline, which increased during the year, on average, from around $1.75 per gallon to roughly $2.20 a gallon. Despite fears that higher energy costs would hamper consumer spending, such fears have largely gone unrealized and, by the end of 2005, U.S. consumers spent more in 2005 than in the previous year.

The stock market finished the year in positive territory with the NASDAQ Composite Index returning 2.1% while the S&P SmallCap 600 Index returned 7.7%. The leaders of the market in 2005 were mid-cap stocks which were the only domestic segment to produce double-digit returns. The S&P MidCap 400 Index finished 2005 up 12.6%. Within the US stock market sectors, energy (+29.1%) and utilities (+12.8%) were the only two sectors with double-digit returns for the year. All remaining sectors delivered positive, single-digit returns except for the consumer discretionary (-7.4%) and telecommunications (-9.1%) sectors.

Rising short-term interest rates were an important trend in 2005. The Federal Funds rate was increased eight times during 2005 for a total of 2 percentage points, finally ending the year at 4.25%. Raising short-term rates to head off inflation is one factor that kept longer-term rates from increasing. Rising interest rates means higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. In the current environment, especially with household savings rates hovering near 0%, many are concerned about what will happen to consumer spending if the housing boom decelerates significantly. Indeed, two significant pieces of news spoke to real estate's immediate prospects near the end of December, when the Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low. Around the same time, the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Looking at the Van Wagoner Funds, the Small-Cap Growth Fund finished the year down 12.37%, the Growth Opportunities Fund returned -13.11% and the Emerging Growth Fund returned -22.29% in 2005. Each fund significantly underperformed their respective benchmark. What happened? In analyzing our results and strategies over the past year, there are a few reasons for our lackluster performance. From an overall portfolio management perspective, we focused too heavily on "top down" analysis and didn't pay enough attention to the underlying trends in the markets and in individual stocks. Essentially, we second guessed the market throughout the year and it hurt performance. Rather than incorporating the trends in the market and individual stocks into our strategies, we "bet against" them and made

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Van Wagoner Funds Annual Report 1

Van Wagoner Funds Annual Report

trading decisions based on our opinion rather than market results. During the third and fourth quarters, the market was experiencing the fallout of Hurricanes Katrina and Rita along with high energy prices, a dip in consumer spending and the housing market starting to cool. We expected these events to have a much worse affect on the markets than actually materialized. The markets did not decline but instead posted positive performance in both the third and fourth quarters.

Although our results suggest the contrary, we were invested in the right sectors during the year and at the right times. We started the year heavily invested in energy, specifically oil and gas companies. As we entered the second quarter of 2005, we decided to take our gains and move investments into alternative energy stocks, which did very well throughout the year. Unfortunately, we saw oil and gas companies continue to experience extremely strong returns throughout the year. We did well, but could have done better if we had stayed invested in oil and gas companies. Also, our holdings in smaller companies hurt performance. The smaller firms we owned did poorly and did not perform as strongly as the industry leaders in those same sectors.

So what are we doing differently in the Funds? As we incorporated market trends during the fourth quarter into our strategy, we decided to move into consumer discretionary holdings as we entered the Christmas season. Our initial fear was that the season would be soft with increasing energy prices, but we began to see the market reacting contrary. So we moved strongly into the consumer sector, especially in consumer apparel and electronics companies like Best Buy (BBY)(1), Chico's (CHS)(2), AnnTaylor Stores (ANN)(3) and Phillips-Van Heusen (PVH)(4). We made some nice gains and had decreased our holdings by year end.

Earlier in the year, we held some defensive health care companies in the Small-Cap Growth Fund, but began to move out of traditional health care holdings like hospitals and long-term care facilities. Instead, we began to acquire biotechnology and pharmaceutical companies towards the end of the second quarter and continued to participate in these sectors through the year. The industry has performed very well and we hope to see the positive performance continue. Our holdings include companies like Amylin Pharmaceuticals (AMLN)(7), Celgene (CELG)(8) and Illumina (ILMN)(9).

We were invested in the mining and materials sector during the year. The Growth Opportunities Fund had holdings throughout the sector. This area of the market has performed quite well over the past three years. Continued growth in developing nations like India, China and South America translated into their need for basic materials to build out their current infrastructures. The industry experienced a growth cycle it hasn't seen since the 1970's. In the last thirty years, there has been a lot of consolidation and attrition in the sector, leaving the remaining firms as the leaders. Some of our holdings included Bucyrus International (BUCY)(10), Cleveland Cliffs (CLF)(11), Joy Global (JOYG)(12) and Terex (TEX)(13). These firms have been working at full capacity to keep up with growing demand for materials. It's a renaissance of the rust belt.

Finally, the Emerging Growth Fund has held a sizeable portion of its portfolio in the technology sector throughout the year. During the fourth quarter, we made some changes in the Fund and moved into more technology companies and out of medical services. Within the technology sector, we de-emphasized software companies and added semiconductor stocks. We also own select technology hardware and equipment manufacturers. Some of the internet related stocks we owned have

1-800-228-2121

2

done very well for us such as Google (GOOG)(5) and Yahoo! (YHOO)(6).

In 2006, we will continue to strive to be involved in the right companies in the right industries. Although our performance hasn't reflected it, we do feel that we were invested in the right trends. Going forward, we will increase flexibility in our trading in an effort to incorporate market trends and dynamics into our strategy. Rather than "fight the market", we will attempt to work with it. Historically at this point in the economic cycle, our style of management and the types of companies we own have performed very well. After a year and a half of raising rates with the economy fairly healthy and no real threat of inflation, we are optimistic the Fed will leave interest rates alone, which would allow smaller, higher beta stocks that chance to perform.

We think 2006 will be a much better year for the Van Wagoner Funds. We are working hard every day to make that happen. We thank you for your continued support.

Sincerely,

Garrett R. Van Wagoner
Portfolio Manager
Van Wagoner Capital Management, Inc.

(1)  Best Buy Co., Inc. (BBY) comprised 1.0% of the Growth Opportunities Fund as of 12/31/2005.

(2)  Chico's FAS, Inc. (CHS) comprised 0% of the Van Wagoner Funds as of 12/31/2005.

(3)  AnnTaylor Stores Corp. (ANN) comprised 1.2% of the Growth Opportunities Fund as of 12/31/2005.

(4)  Phillips-Van Heusen Corp. (PVH) comprised 0.8% of the Growth Opportunities Fund as of 12/31/2005.

(5)  Google, Inc. (GOOG) comprised 2.6% of the Small-Cap Growth Fund, 2.8% of the Growth Opportunities Fund and 2.1% of the Emerging Growth Fund as of 12/31/2005.

(6)  Yahoo!, Inc. (YHOO) comprised 1.2% of the Emerging Growth Fund as of 12/31/2005.

(7)  Amylin Pharmaceuticals, Inc. (AMLN) comprised 1.3% of the Small-Cap Growth Fund as of 12/31/2005.

(8)  Celgene Corp. (CELG) comprised 1.2% of the Emerging Growth Fund as of 12/31/2005.

(9)  Illumina, Inc. (ILMN) comprised 1.1% of the Emerging Growth Fund as of 12/31/2005.

(10)  Bucyrus International, Inc. (BUCY) comprised 1.4% of the Growth Opportunities Fund as of 12/31/2005.

(11)  Cleveland Cliffs, Inc. (CLF) comprised 0.7% of the Growth Opportunities Fund as of 12/31/2005.

(12)  Joy Global, Inc. (JOYG) comprised 1.2% of the Growth Opportunities Fund as of 12/31/2005.

(13)  Terex Corp. (TEX) comprised 1.0% of the Growth Opportunities Fund as of 12/31/2005.

Portfolio holdings are subject to change at any time.

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3 Van Wagoner Funds Annual Report

Van Wagoner Funds Performance

Small-Cap Growth Fund — Inception Date 12/31/1995

Average Annual Total Return for the periods ended 12/31/05

One Year	Five Years	Ten Years (Since Inception)
(12.37)%	(18.35)%	0.31%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Investments made in small capitalization companies involve additional risks including greater volatility and less liquidity.

The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. Indexes are unmanaged and investors cannot invest in them.

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Growth Opportunities Fund — Inception Date 3/1/2003

Average Annual Total Return for the periods ended 12/31/05

One Year	Since Inception
(13.11)%	5.23%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made on 3/1/03 (inception date). Returns shown above and in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The growth companies in which the Fund invests may be developing or changing. These companies are more sensitive to changes in economic conditions and may be subject to greater volatility.

The S&P MidCap 400 Index is an index of mid-capitalization U.S. stocks that measures the performance of the mid-size company segment of the U.S. market. Indexes are unmanaged and investors cannot invest in them.

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5Van Wagoner Funds Performance

Van Wagoner Funds Performance

Emerging Growth Fund — Inception Date 12/31/1995

Average Annual Total Return for the periods ended 12/31/05

One Year	Five Years	Ten Years (Since Inception)
(22.29)%	(32.79)%	(7.37)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of September 1, 2003, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.vanwagoner.com

The chart below assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Investments made in small-cap and mid-cap companies which may be in their developmental stage or undergoing significant changes may be subject to greater business risks and more volatility.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq National Market & SmallCap stocks. Indexes are unmanaged and investors cannot invest in them.

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Van Wagoner Funds Portfolio Holdings Summary

Sector Weightings (unaudited)

As of December 31, 2005, the Van Wagoner Funds' portfolios were invested in the following sectors:

Small-Cap Growth Fund
Common Stocks
Information Technology	60.97%
Health Care	17.94
Consumer Discretionary	5.11
Industrials	4.54
Telecommunication Services	2.74
Energy	2.11
Financials	1.57
Short-Term Investments	5.02
Total	100.00%
Growth Opportunities Fund
Common Stocks
Information Technology	40.91%
Health Care	20.54
Consumer Discretionary	15.01
Industrials	8.45
Materials	6.34
Telecommunication Services	3.21
Financials	1.65
Consumer Staples	1.11
Short-Term Investments	2.78
Total	100.00%

Emerging Growth Fund
Common Stocks
Information Technology	59.68%
Health Care	15.36
Consumer Discretionary	13.33
Energy	3.57
Financials	3.28
Telecommunication Services	2.74
Industrials	1.81
Short-Term Investments	0.23
Total	100.00%

As a percentage of total investments as of December 31, 2005. Holdings are subject to change.

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7 Van Wagoner Funds Portfolio Holdings Summary

Van Wagoner Funds Expense Example (Unaudited)

We believe it is important for shareholders to have a clear understanding of Fund expenses and the impact they can have on investment return. The following example is presented to illustrate a shareholder's cost of owning the Van Wagoner Funds.

Example

As a shareholder of the Van Wagoner Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example For Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Disclosure of Fund Expenses  For the Period July 1, 2005 to December 31, 2005

Expense Table

Small-Cap Growth Fund	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$989.10	3.25%	$16.29
Hypothetical 5% Return	$1,000.00	$1,008.82	3.25%	$16.46
Growth Opportunities Fund
Actual Fund Return	$1,000.00	$979.80	5.04%	$25.15
Hypothetical 5% Return	$1,000.00	$999.80	5.04%	$25.40
Emerging Growth Fund
Actual Fund Return	$1,000.00	$965.10	3.59%	$17.78
Hypothetical 5% Return	$1,000.00	$1,007.11	3.59%	$18.16

*Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Van Wagoner Funds Schedule of Investments

Van Wagoner Small-Cap Growth Fund December 31, 2005

Number of Shares		Market Value
COMMON STOCKS 98.95%
	Advertising Services 1.21%
8,500	Marchex, Inc. - Class B*	$191,165
	Apparel Manufacturers 2.76%
15,000	Everlast Worldwide, Inc.*	154,650
8,500	The Gymboree Corp.*	198,900
15,000	Mossimo, Inc.*	82,500
		436,050
	Applications Software 2.21%
12,500	MapInfo Corp.*	157,625
25,000	Nuance Communications, Inc.*	190,750
		348,375
	Auto - Medium & Heavy Duty Trucks 1.11%
7,000	A.S.V., Inc.*	174,860
	Cellular Telecommunications 2.33%
37,500	Airspan Networks, Inc.*	213,375
10,000	Centennial Communications Corp.*	155,200
		368,575
	Commercial Services - Finance 0.93%
5,000	Bankrate, Inc.*	147,600
	Commodity 1.63%
5,000	streetTRACKS Gold Trust*	257,900
	Computer Software - Desktop 1.04%
6,000	Red Hat, Inc.*	163,440
	Computer Software - Enterprise 1.08%
10,000	JDA Software Group, Inc.*	170,100
	Computers 1.11%
7,500	Neoware Systems, Inc.*	174,750
	Computers - Services 1.42%
40,000	LivePerson, Inc.*	224,400

Number of Shares		Market Value
	Disposable Medical Products 1.24%
5,000	ICU Medical, Inc.*	$196,050
	E-Commerce/ Business-to-Business 2.80%
25,000	Ariba, Inc.*	183,750
12,500	Intraware, Inc.*	84,375
22,500	webMethods, Inc.*	173,475
		441,600
	E-Commerce/Products 1.93%
20,000	eDiets.com, Inc.*	121,000
8,000	Stamps.com, Inc.*	183,680
		304,680
	E-Commerce/Services 1.29%
40,000	Homestore, Inc.*	204,000
	Electronic Components - Miscellaneous 2.24%
5,000	Plexus Corp.*	113,700
250,000	StockerYale, Inc.*	240,000
		353,700
	Electronic Components - Semiconductors 4.09%
55,000	Bookham, Inc.*	314,600
75,000	Mindspeed Technologies, Inc.*	176,250
3,500	Supertex, Inc.*	154,875
		645,725
	Electronic Design Automation 1.08%
5,000	Ansoft Corp.*	170,250
	Electronics 1.15%
7,500	LoJack Corp.*	180,975
	E-Marketing/Information 3.58%
30,000	24/7 Real Media, Inc.*	220,200
7,500	aQuantive, Inc.*	189,300
12,500	Digitas, Inc.*	156,500
		566,000

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See notes to financial statements.

9 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Small-Cap Growth Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Enterprise Software/ Services 2.45%
10,000	Informatica Corp.*	$120,000
12,500	Logility, Inc.*	123,250
7,500	The Ultimate Software Group, Inc.*	143,025
		386,275
	Entertainment Software 1.31%
25,000	Webzen, Inc. ADR	207,500
	E-Services/Consulting 2.14%
8,500	RightNow Technologies, Inc.*	156,910
10,000	WebSideStory, Inc.*	181,300
		338,210
	Finance - Investment Banker/Broker 1.18%
15,000	TradeStation Group, Inc.*	185,700
	Identification Systems/ Development 1.34%
12,000	Viisage Technology, Inc.*	211,320
	Internet Application Software 1.07%
20,000	Interwoven, Inc.*	169,400
	Internet Connectivity Services 3.01%
450,000	Internap Network Services Corp.*	193,500
20,000	Redback Networks, Inc.*	281,200
		474,700
	Internet Content - Information/ News 2.87%
25,000	iVillage, Inc.*	200,500
35,000	TheStreet.com, Inc.*	252,350
		452,850
	Internet Infrastructure Software 1.24%
75,000	Chordiant Software, Inc.*	196,500
	Medical - Biomedical/ Genetics 0.75%
12,500	Exelixis, Inc.*	117,750

Number of Shares		Market Value
	Medical - Drugs 1.14%
8,500	Cubist Pharmaceuticals, Inc.*	$180,625
	Medical - HMO 1.20%
2,000	Aetna, Inc.	188,620
	Medical - Outpatient/Home Medical Care 0.55%
5,000	Air Methods Corp.*	86,500
	Medical Instruments 1.25%
17,500	The Spectranetics Corp.*	196,875
	Medical Products 5.60%
180,000	ATS Medical, Inc.*	495,000
12,500	Lifecore Biomedical, Inc.*	202,875
12,500	PSS World Medical, Inc.*	185,500
		883,375
	Networking Products 1.35%
35,000	Stratos International, Inc.*	213,500
	Oil & Gas - Exploration and Production 1.00%
15,000	NGAS Resources, Inc.*	157,350
	Patient Monitoring Equipment 3.32%
190,000	Medwave, Inc.*	524,400
	Power Conversion/Supply Equipment 1.20%
25,000	Distributed Energy Systems Corp.*	189,000
	Retail - Consumer Electronics 1.17%
5,000	Conn's, Inc.*	184,350
	Semiconductor Components - Integrated Circuits 5.44%
20,000	ANADIGICS, Inc.*	120,000
75,000	Atmel Corp.*	231,750
25,000	Cirrus Logic, Inc.*	167,000
210,000	WJ Communications, Inc.*	340,200
		858,950

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See notes to financial statements.

10

Van Wagoner Small-Cap Growth Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Telecommunication Equipment 5.21%
12,500	Anaren, Inc.*	$195,375
10,000	CommScope, Inc.*	201,300
250,000	Sunrise Telecom, Inc.	425,000
		821,675
	Telecommunication Equipment - Fiber Optics 2.73%
125,000	Avanex Corp.*	171,250
125,000	Finisar Corp.*	260,000
		431,250
	Telephone - Integrated 1.87%
25,000	Broadwing Corp.*	151,250
50,000	Level 3 Communications, Inc.*	143,500
		294,750
	Therapeutics 3.65%
5,000	Amylin Pharmaceuticals, Inc.*	199,600
12,500	BioMarin Pharmaceutical, Inc.*	134,750
17,500	Medarex, Inc.*	242,375
		576,725
	Web Portals/Internet Service Providers 4.90%
12,500	Answers Corp.*	143,338
1,000	Google, Inc.*	414,860
20,000	Sify Limited ADR*	215,200
		773,398
	Wireless Equipment 3.78%
12,500	CalAmp Corp.*	131,125
7,500	I.D. Systems, Inc.*	178,875
80,000	Stratex Networks, Inc.*	286,400
		596,400
	Total Common Stocks (Cost $14,590,708)	15,618,143

Number of Shares		Market Value
SHORT-TERM INVESTMENT 5.23%
	PNC Bank Money Market Account, 3.74%	$826,177
	Total Short-Term Investment (Cost $826,177)	826,177
	Total Investments 104.18% (Cost $15,416,885)	16,444,320
	Liabilities in Excess of Other Assets (4.18)%	(660,428)
	NET ASSETS 100.00%	$15,783,892

*  Non-income producing

ADR  American-Depository Receipt.

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See notes to financial statements.

11 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Growth Opportunities Fund December 31, 2005

Number of Shares		Market Value
COMMON STOCKS 101.45%
	Aerospace/Defense Equipment 0.73%
5,000	BE Aerospace, Inc.*	$110,000
	Airlines 1.07%
10,000	AirTran Holdings, Inc.*	160,300
	Apparel Manufacturers 5.11%
5,000	Guess?, Inc.*	178,000
7,500	Lakeland Industries, Inc.*	140,925
3,000	Oxford Industries, Inc.	164,100
3,500	Phillips-Van Heusen Corp.	113,400
3,000	Polo Ralph Lauren Corp.	168,420
		764,845
	Applications Software 0.96%
5,000	Citrix Systems, Inc.*	143,900
	Batteries/Battery System 0.87%
5,000	Greatbatch, Inc.*	130,050
	Beverages - Wine/Spirits 1.16%
2,500	Brown-Forman Corp. - Class B	173,300
	Cellular Telecommunications 1.17%
6,000	America Movil S.A. de C.V. ADR	175,560
	Commercial Services 1.10%
12,500	Quanta Services, Inc.*	164,625
	Commodity 1.72%
5,000	streetTRACKS Gold Trust*	257,900
	Computer Aided Design 1.00%
3,500	ANSYS, Inc.*	149,415
	Computer Services 1.89%
3,000	DST Systems, Inc.*	179,730
5,000	IHS, Inc. - Class A*	102,600
		282,330
	Computers 2.56%
3,000	Apple Computer, Inc.*	215,670
40,000	Sun Microsystems, Inc.*	167,600
		383,270

Number of Shares		Market Value
	Computers - Integrated Systems 1.17%
3,500	Intergraph Corp.*	$174,335
	Computers - Peripheral Equipment 0.89%
5,000	Electronics For Imaging, Inc.*	133,050
	Computers - Voice Recognition 1.07%
3,500	TALX Corp.	159,985
	Container - Metal/Glass 1.18%
9,000	Crown Holdings, Inc.*	175,770
	Decision Support Software 1.23%
12,500	Wind River Systems, Inc.*	184,625
	Drug Delivery Systems 1.14%
4,000	Hospira, Inc.*	171,120
	E-Commerce/Products 1.10%
3,500	Amazon.com, Inc.*	165,025
	Electronic Components - Miscellaneous 1.24%
5,000	Jabil Circuit, Inc.*	185,450
	Electronic Components - Semiconductors 3.40%
6,000	Advanced Micro Devices, Inc.*	183,600
4,000	Broadcom Corp.*	188,600
20,000	STATS ChipPAC Ltd. ADR*	136,000
		508,200
	Electronic Forms 1.24%
5,000	Adobe Systems, Inc.*	184,800
	E-Marketing/Information 1.21%
10,000	ValueClick, Inc.*	181,100
	Enterprise Software/ Services 1.08%
4,000	Business Objects S.A. ADR*	161,640
	E-Services/Consulting 1.29%
6,000	Digital Insight Corp.*	192,120

1-800-228-2121

See notes to financial statements.

12

Van Wagoner Growth Opportunities Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Human Resources 1.97%
8,500	AMN Healthcare Services, Inc.*	$168,130
3,000	Administaff, Inc.	126,150
		294,280
	Identification Systems/ Development 1.24%
7,500	Checkpoint Systems, Inc.*	184,875
	Internet Application Software 1.00%
15,000	Stellent, Inc.*	148,950
	Internet Connectivity Services 1.10%
4,000	NDS Group plc ADR*	164,600
	Internet Infrastructure Software 0.96%
2,500	F5 Networks, Inc.*	142,975
	Internet Security 1.07%
3,500	CheckFree Corp.*	160,650
	Laser - Systems/ Components 2.27%
5,500	Cymer, Inc.*	195,305
6,000	Electro Scientific Industries, Inc.*	144,900
		340,205
	Machinery - Construction & Mining 5.92%
5,000	Astec Industries, Inc.*	163,300
4,000	Bucyrus International, Inc.	210,800
4,000	JLG Industries, Inc.	182,640
4,500	Joy Global, Inc.	180,000
2,500	Terex Corp.*	148,500
		885,240
	Medical - Biomedical/ Genetics 1.39%
7,500	Vertex Pharmaceuticals, Inc.*	207,525
	Medical - Drugs 3.35%
3,000	Cephalon, Inc.*	194,220
5,000	Endo Pharmaceuticals Holdings, Inc.*	151,300
3,000	New River Pharmaceuticals, Inc.*	155,640
		501,160

Number of Shares		Market Value
	Medical - HMO 2.10%
3,000	Health Net Inc.*	$154,650
2,000	Sierra Health Services, Inc.*	159,920
		314,570
	Medical - Outpatient/ Home Medical Care 1.16%
10,000	Res-Care, Inc.*	173,700
	Medical - Products 2.07%
112,500	ATS Medical, Inc.*	309,375
	Medical Information Systems 2.42%
7,500	IMS Health, Inc.*	186,900
7,500	Per-Se Technologies, Inc.*	175,200
		362,100
	Medical Instruments 1.38%
10,000	Thoratec Corp.*	206,900
	Metal - Diversified 0.74%
1,250	Cleveland-Cliffs, Inc.	110,713
	Networking Products 2.23%
15,000	Aeroflex, Inc.*	161,250
12,500	Foundry Networks, Inc.*	172,625
		333,875
	Patient Monitoring Equipment 1.15%
5,000	Aspect Medical Systems, Inc.*	171,750
	Pharmacy Services 1.12%
2,000	Express Scripts, Inc.*	167,600
	Retail - Apparel/Shoes 5.59%
3,000	Abercrombie & Fitch Co.	195,540
5,000	AnnTaylor Stores Corp.*	172,600
12,500	Charming Shoppes, Inc.*	165,000
5,000	Deb Shops, Inc.	148,650
4,000	The Dress Barn, Inc.*	154,440
		836,230
	Retail - Catalog Shopping 1.23%
6,000	Coldwater Creek, Inc.*	183,180

vanwagoner.com

See notes to financial statements.

13 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Growth Opportunities Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Retail - Restaurants 2.55%
5,000	Darden Restaurants, Inc.	$194,400
5,000	The Cheesecake Factory, Inc.*	186,950
		381,350
	Retail - Consumer Electronics 1.02%
3,500	Best Buy Co., Inc.	152,180
	Retirement/Aged Care 1.26%
7,500	American Retirement Corp.*	188,475
	Semiconductor Components - Integrated Circuits 0.99%
15,000	Taiwan Semiconductor Manufacturing Company Ltd. ADR	148,650
	Telecommunication Equipment 7.67%
5,000	ADTRAN, Inc.	148,700
5,000	Comtech Telecommunications Corp.*	152,700
5,000	Harris Corp.	215,050
40,000	Sirenza Microdevices, Inc.*	184,400
150,000	Sunrise Telecom, Inc.	255,000
17,500	Tellabs, Inc.*	190,750
		1,146,600
	Telecommunication Equipment - Fiber Optics 1.58%
100,000	JDS Uniphase Corp.*	236,000
	Transportation - Truck 2.08%
5,000	Celadon Group, Inc.*	144,000
4,000	Landstar System, Inc.	166,960
		310,960
	Web Hosting/Design 1.51%
12,500	eCollege.com*	225,375

Number of Shares		Market Value
	Web Portals/Internet Service Providers 2.78%
1,000	Google, Inc.*	$414,860
	Wireless Equipment 1.08%
6,000	Crown Castle International Corp.*	161,460
	X-ray Equipment 0.89%
3,500	Hologic, Inc.*	132,720
	Total Common Stocks
	(Cost $13,946,128)	15,171,798
SHORT-TERM INVESTMENT 2.90%
	PNC Bank Money Market Account, 3.74%	433,512
	Total Short-Term Investment
	(Cost $433,512)	433,512
	Total Investments 104.35%
	(Cost $14,379,640)	15,605,310
	Liabilities in Excess of Other Assets (4.35)%	(649,755)
	NET ASSETS 100.00%	$14,955,555

*  Non-income producing

ADR  American-Depository Receipt

1-800-228-2121

See notes to financial statements.

14

Van Wagoner Funds Schedule of Investments

Van Wagoner Emerging Growth Fund December 31, 2005

Number of Shares		Market Value
COMMON STOCKS 98.27%
	Advertising Services 1.27%
15,000	Focus Media Holding Limited ADR*	$506,550
	Airlines 0.38%
10,000	JetBlue Airways Corp.*	153,800
	Apparel Manufacturers 1.27%
15,000	Volcom, Inc.*	510,150
	Applications Software 1.36%
75,000	Embarcadero Technologies, Inc.*	546,000
	Cellular Telecommunications 2.76%
100,000	Airspan Networks, Inc.*	569,000
20,000	Millicom International Cellular S.A.*	536,800
		1,105,800
	Circuit Boards 1.20%
10,000	Multi-Fineline Electronix, Inc.*	481,700
	Commodity 1.93%
15,000	streetTRACKS Gold Trust*	773,700
	Computers 1.05%
100,000	Sun Microsystems, Inc.*	419,000
	Computers - Integrated Systems 1.21%
10,000	MICROS Systems, Inc.*	483,200
	Computers - Services 0.94%
7,500	Cognizant Technology Solutions Corp. - Class A*	377,625
	Decision Support Software 1.16%
15,000	SPSS, Inc.*	463,950
	Distribution/Wholesale 1.04%
15,000	Brightpoint, Inc.*	415,950
	E-Commerce/ Business-to-Business 0.92%
50,000	Ariba, Inc.*	367,500

Number of Shares		Market Value
	E-Commerce/Services 6.34%
12,500	Blue Nile, Inc.*	$503,875
25,000	Click Commerce, Inc.*	525,500
10,000	eBay, Inc.*	432,500
20,000	IAC/InterActiveCorp*	566,200
12,500	Monster Worldwide, Inc.*	510,250
		2,538,325
	Electronic Components - Miscellaneous 1.50%
625,000	StockerYale, Inc.*	600,000
	Electronic Components - Semiconductors 7.29%
90,000	EMCORE Corp.*	667,800
15,000	MEMC Electronic Materials, Inc.*	332,550
17,500	NetLogic Microsystems, Inc.*	476,700
75,000	ON Semiconductor Corp.*	414,750
20,000	PortalPlayer, Inc.*	566,400
12,500	Silicon Laboratories, Inc.*	458,250
		2,916,450
	Electronic Measuring Instruments 1.10%
30,000	Zygo Corp.*	440,700
	Electronic Security Devices 1.40%
9,000	American Science and Engineering, Inc.*	561,330
	E-Marketing/Information 1.38%
75,000	24/7 Real Media, Inc.*	550,500
	Energy-Alternative Sources 2.47%
45,000	Evergreen Solar, Inc.*	479,250
15,000	SunPower Corp. - Class A*	509,850
		989,100
	Enterprise Software/ Services 2.54%
75,000	Lawson Software, Inc.*	551,250
35,000	Taleo Corp. - Class A*	464,800
		1,016,050
	E-Services/Consulting 1.23%
7,500	Websense, Inc.*	492,300

vanwagoner.com

See notes to financial statements.

15 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Schedule of Investments

Van Wagoner Emerging Growth Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Finance - Investment Banker/ Broker 1.30%
25,000	E*TRADE Financial Corp.*	$521,500
	Instruments - Scientific 1.16%
17,500	Applera Corp. - Applied Biosystems Group	464,800
	Internet Application Software 1.16%
60,000	RealNetworks, Inc.*	465,600
	Internet Connectivity Services 1.76%
50,000	Redback Networks, Inc.*	703,000
	Internet Content - Entertainment 1.18%
17,500	Netflix, Inc.*	473,550
	Internet Content - Information/News 1.10%
30,000	CNET Networks, Inc.*	440,700
	Internet Infrastructure Software 2.23%
25,000	Akamai Technologies, Inc.*	498,250
150,000	Chordiant Software, Inc.*	393,000
1	Openwave Systems, Inc.*	17
		891,267
	Medical - Biomedical/ Genetics 3.47%
7,500	Celgene Corp.*	486,000
17,500	ICOS Corp.*	483,525
30,000	Illumina, Inc.*	423,000
		1,392,525
	Medical Instruments 1.46%
5,000	Intuitive Surgical, Inc.*	586,350
	Medical Laser Systems 1.19%
10,000	LCA-Vision, Inc.	475,100

Number of Shares		Market Value
	Medical Products 4.79%
475,000	ATS Medical, Inc.*	$1,306,250
50,000	Caliper Life Sciences, Inc.*	294,000
10,000	China Medical Technologies, Inc. ADR*	318,500
		1,918,750
	Oil & Gas - Exploration and Production 1.05%
40,000	NGAS Resources, Inc.*	419,600
	Patient Monitoring Equipment 3.05%
442,000	Medwave, Inc.*	1,219,920
	Retail - Apparel/Shoes 2.53%
25,000	Charlotte Russe Holding, Inc.*	520,750
10,000	The Children's Place Retail Stores, Inc.*	494,200
		1,014,950
	Retail - Discount 1.28%
12,000	Citi Trends, Inc.*	512,280
	Retail - Restaurants 3.31%
17,500	Domino's Pizza, Inc.	423,500
7,500	Panera Bread Co. - Class A*	492,600
8,000	Red Robin Gourmet Burgers, Inc.*	407,680
		1,323,780
	Semiconductor Components - Integrated Circuits 3.40%
7,500	Marvell Technology Group Ltd.*	420,675
580,000	WJ Communications, Inc.*	939,600
		1,360,275
	Semiconductor Equipment 2.32%
25,000	ASML Holding N.V.*	502,000
17,500	FormFactor, Inc.*	427,525
		929,525
	Telecommunication Equipment 4.24%
650,000	Sunrise Telecom, Inc.	1,105,000
70,000	Symmetricom, Inc.*	592,900
		1,697,900

1-800-228-2121

See notes to financial statements.

16

Van Wagoner Emerging Growth Fund (cont'd.) December 31, 2005

Number of Shares		Market Value
	Telecommunication Equipment - Fiber Optics 4.71%
175,000	Ciena Corp.*	$519,750
350,000	JDS Uniphase Corp.*	826,000
125,000	Sycamore Networks, Inc.*	540,000
		1,885,750
	Veterinary Products 1.24%
35,000	PetMed Express, Inc.*	495,950
	Web Hosting/Design 1.27%
12,500	Equinix, Inc.*	509,500
	Web Portals/Internet Service Providers 4.41%
2,000	Google, Inc.*	829,720
25,000	Rediff.com India Limited ADR*	447,750
12,500	Yahoo!, Inc.*	489,750
		1,767,220
	Wireless Equipment 2.92%
20,000	American Tower Corp. - Class A*	542,000
175,000	Stratex Networks, Inc.*	626,500
		1,168,500
	Total Common Stocks
	(Cost $36,752,482)	39,347,972

Number of Shares		Market Value
SHORT-TERM INVESTMENT 0.23%
	PNC Bank Money Market Account, 3.74%	$91,520
	Total Short-Term Investment
	(Cost $91,520)	91,520
	Total Investments 98.50%
	(Cost $36,844,002)	39,439,492
	Other Assets in Excess of Liabilities 1.50%	598,576
	NET ASSETS 100.00%	$40,038,068

*  Non-income producing

ADR  American Depository Receipt

vanwagoner.com

See notes to financial statements.

17 Van Wagoner Funds Schedule of Investments

Van Wagoner Funds Statements of Assets and Liabilities

December 31, 2005

	SMALL-CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND
ASSETS:
Investments, at value (cost $15,416,885,
$14,379,640 and $36,844,002, respectively)	$16,444,320	$15,605,310	$39,439,492
Receivable for investments sold	425,240	125,719	1,310,196
Receivable for fund shares sold	745	437	13,638
Interest and dividends receivable	3,323	6,921	1,745
Prepaid expenses	56,143	34,702	126,568
Total Assets	16,929,771	15,773,089	40,891,639
LIABILITIES:
Payable for investments purchased	990,436	692,785	517,559
Payable for fund shares redeemed	79,551	33,466	149,676
Accrued investment advisory fees	24,200	21,958	68,231
Accrued distribution fees	7,826	7,207	15,330
Accrued expenses and other liabilities	43,866	62,118	102,775
Total Liabilities	1,145,879	817,534	853,571
NET ASSETS	$15,783,892	$14,955,555	$40,038,068
NET ASSETS CONSIST OF:
Capital stock	$65,448,329	$15,335,179	$560,983,468
Accumulated net realized loss on investments	(50,691,872)	(1,605,294)	(523,540,890)
Net unrealized appreciation on investments	1,027,435	1,225,670	2,595,490
Net Assets	$15,783,892	$14,955,555	$40,038,068
CAPITAL STOCK, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	1,740,379	1,543,662	9,647,752
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$9.07	$9.69	$4.15

1-800-228-2121

See notes to financial statements.

18

Van Wagoner Funds Statements of Operations

Year Ended December 31, 2005

	SMALL-CAP GROWTH FUND	GROWTH OPPORTUNITIES FUND	EMERGING GROWTH FUND
INVESTMENT INCOME:
Interest	$22,186	$24,349	$39,433
Dividends (net of foreign taxes of $1,361, $733 and $214, respectively)	17,782	79,002	98,056
Total Investment Income	39,968	103,351	137,489
EXPENSES:
Investment advisory fees	293,731	287,046	844,220
Insurance expense	145,480	132,070	376,866
Transfer agent fees and expenses	120,429	266,431	390,906
Fund accounting and administration fees	90,001	90,001	90,001
Professional fees	65,598	61,496	173,532
Director's and officer's fees, salary and expenses	56,774	53,145	148,439
Distribution fees	41,792	28,006	106,300
Printing and postage expenses	31,318	31,684	79,119
State registration fees	15,330	21,240	21,900
Custody fees	14,268	13,146	18,019
Miscellaneous expenses	21,894	21,740	39,116
Total expenses	896,615	1,006,005	2,288,418
Expenses paid indirectly by brokers	(229,755)	(57,771)	(373,194)
Net Expenses	666,860	948,234	1,915,224
NET INVESTMENT LOSS	(626,892)	(844,883)	(1,777,735)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	168,466	872,821	(5,053,871)
Net realized loss on options purchased	(1,022,386)	(1,022,386)	(3,039,409)
Change in net unrealized depreciation on investments	(1,963,924)	(2,191,836)	(7,332,922)
	(2,817,844)	(2,341,401)	(15,426,202)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,444,736)	$(3,186,284)	$(17,203,937)

vanwagoner.com

See notes to financial statements.

19 Van Wagoner Funds Financial Statements

Van Wagoner Funds Statements of Changes in Net Assets

	SMALL-CAP GROWTH FUND		GROWTH OPPORTUNITIES FUND		EMERGING GROWTH FUND
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
OPERATIONS:
Net investment loss	$(626,892)	$(724,084)	$(844,883)	$(819,756)	$(1,777,735)	$(1,947,159)
Net realized gain (loss) on investments	168,466	(5,310,058)	872,821	(1,406,664)	(5,053,871)	(17,192,883)
Net realized loss on options purchased	(1,022,386)	—	(1,022,386)	—	(3,039,409)	—
Change in net unrealized appreciation or depreciation on investments	(1,963,924)	(742,310)	(2,191,836)	(2,703,797)	(7,332,922)	(976,382)
Net decrease in net assets resulting from operations	(3,444,736)	(6,776,452)	(3,186,284)	(4,930,217)	(17,203,937)	(20,116,424)
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions	—	—	—	(404,925)	—	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,012,510	13,272,886	942,375	6,734,112	4,920,754	31,122,356
Proceeds from reinvestment of distributions	—	—	—	395,646	—	—
Redemption of shares	(10,069,723)	(20,506,445)	(8,786,967)	(12,033,606)	(32,778,342)	(50,294,011)
Net decrease from share transactions	(9,057,213)	(7,233,559)	(7,844,592)	(4,903,848)	(27,857,588)	(19,171,655)
TOTAL DECREASE IN NET ASSETS	(12,501,949)	(14,010,011)	(11,030,876)	(10,238,990)	(45,061,525)	(39,288,079)
NET ASSETS:
Beginning of year	28,285,841	42,295,852	25,986,431	36,225,421	85,099,593	124,387,672
End of year	$15,783,892	$28,285,841	$14,955,555	$25,986,431	$40,038,068	$85,099,593
TRANSACTIONS IN SHARES:
Shares sold	107,807	1,118,099	93,972	534,151	1,069,966	5,395,817
Shares reinvested	—	—	—	35,512	—	—
Shares redeemed	(1,098,199)	(1,827,822)	(881,874)	(1,004,105)	(7,343,326)	(9,019,947)
Net decrease	(990,392)	(709,723)	(787,902)	(434,442)	(6,273,360)	(3,624,130)

1-800-228-2121

See notes to financial statements.

20

vanwagoner.com

See notes to financial statements.

21 Van Wagoner Funds Financial Statements

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Year

	SMALL-CAP GROWTH FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
Net Asset Value, Beginning of Year	$10.36	$12.29	$8.94	$14.82	$24.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.36)	(0.27)	(0.23)	(0.25)	(0.21)
Net realized and unrealized gains (losses) on investments	(0.93)	(1.66)	3.58	(5.63)	(9.96)
Total from investment operations	(1.29)	(1.93)	3.35	(5.88)	(10.17)
Net Asset Value, End of Year	$9.07	$10.36	$12.29	$8.94	$14.82
Total Return	(12.37)%	(15.79)%	37.47%	(39.68)%	(40.74)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$15,784	$28,286	$42,296	$37,875	$103,927
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	3.32%	2.16%	2.03%	2.00%	1.95%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	4.46%	3.05%	2.39%	2.02%	1.95%
Before waivers and reimbursements and expenses paid indirectly by brokers(4)	4.46%	3.05%	3.08%	2.76%	2.33%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	(3.12)%	(2.09)%	(1.96)%	(1.86)%	(1.64)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(4.26)%	(2.98)%	(3.01)%	(2.60)%	(2.02)%
Portfolio turnover rate	440%	225%	575%	540%	219%

(1)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales and includes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

(3)  Includes dividends on short sales and waivers and reimbursements and excludes reduction of expenses paid indirectly by brokers.

(4)  Includes dividends on short sales and excludes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

1-800-228-2121

See notes to financial statements.

22

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Period

	GROWTH OPPORTUNITIES FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Period Ended Dec. 31, 2003(7)
Net Asset Value, Beginning of Period	$11.15	$13.10	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.55)	(0.35)	(0.23)
Net realized and unrealized gains
(losses) on investments	(0.91)	(1.43)	5.55
Total from investment operations	(1.46)	(1.78)	5.32
DISTRIBUTIONS:
Net realized gains	—	(0.17)	(2.22)
Net Asset Value, End of Period	$9.69	$11.15	$13.10
Total Return(1)	(13.11)%	(13.64)%	54.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$14,956	$25,986	$36,225
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(2)(3)(4)	5.01%	2.76%	2.87%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(2)(3)(5)	5.32%	3.44%	3.85%
Before waivers and reimbursements and expenses paid indirectly by brokers(2)(6)	5.32%	3.44%	4.01%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(2)(3)	(4.47)%	(2.63)%	(2.81)%
Before waivers and reimbursements and expenses paid indirectly by brokers(2)	(4.77)%	(3.32)%	(3.95)%
Portfolio turnover rate(1)	570%	324%	315%

(1)  Not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(4)  Excludes dividends on short sales and includes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

(5)  Includes dividends on short sales and waivers and reimbursements and excludes reduction of expenses paid indirectly by brokers.

(6)  Includes dividends on short sales and excludes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

(7)  Commencement of operations was March 1, 2003.

vanwagoner.com

See notes to financial statements.

23 Van Wagoner Funds Financial Statements

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Year

	EMERGING GROWTH FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
Net Asset Value, Beginning of Year	$5.35	$6.36	$4.32	$12.19	$30.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.18)	(0.12)	(0.12)	(0.15)	(0.22)
Net realized and unrealized gains (losses) on investments	(1.02)	(0.89)	2.16	(7.72)	(17.84)
Total from investment operations	(1.20)	(1.01)	2.04	(7.87)	(18.06)
Net Asset Value, End of Year	$4.15	$5.35	$6.36	$4.32	$12.19
Total Return	(22.29)%	(16.04)%	47.22%	(64.56)%	(59.70)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$40,038	$85,100	$124,388	$97,559	$362,786
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	3.53%	2.06%	2.04%	2.00%	1.84%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	4.21%	2.84%	2.36%	2.00%	1.84%
Before waivers and reimbursements and expenses paid indirectly by brokers(4)	4.21%	2.84%	2.77%	2.31%	1.84%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	(3.28)%	(1.96)%	(2.00)%	(1.96)%	(1.61)%
Before waivers and reimbursements and expenses paid indirectly by brokers	(3.96)%	(2.74)%	(2.73)%	(2.27)%	(1.61)%
Portfolio turnover rate	468%	223%	359%	289%	131%

(1)  For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales and includes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

(3)  Includes dividends on short sales and waivers and reimbursements and excludes reduction of expenses paid indirectly by brokers.

(4)  Includes dividends on short sales and excludes waivers and reimbursements and reduction of expenses paid indirectly by brokers.

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See notes to financial statements.

24

Van Wagoner Funds Notes to Financial Statements

1.  Organization

Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Small-Cap Growth Fund, Growth Opportunities Fund, and Emerging Growth Fund (collectively the "Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in small companies that the Adviser believes have the potential to be the market leaders of the future. A small size company is one that has a market capitalization that ranges from the smallest to the largest companies in the S&P SmallCap 600 Index at the time of purchase.

The Growth Opportunities Fund seeks to invest in common stocks of growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field. The Fund will primarily invest in companies with a market capitalization that ranges from the smallest to the largest companies in the S&P MidCap 400 Index at the time of purchase. The Fund looks for companies that are still growing, usually because of a new, improved or upgraded product, service or business operation.

The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above average, long-term growth.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (GAAP). Such policies are consistently followed by the Funds in preparation of their financial statements. The preparation of financial statements in accordance with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

(a)  Investment Valuation - Securities (including securities sold short) which are traded on a recognized stock exchange are valued at the last current sales price on the securities exchange on which such securities are primarily traded. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") are valued at the NASDAQ official closing price. Securities (including securities sold short) traded only on over-the-counter markets are valued on the basis of closing over-the-counter sales prices. Securities for which there were no current sales transactions are valued at the closing bid prices. Securities sold short for which there were no current sales transactions are valued at the closing asked prices. Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Company's Board of Directors. Private equity securities are initially carried at their original funded

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25 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

cost. Changes in the fair value of these securities are made when, in the judgment of the Company's Board of Directors, evidence of a change in value is readily ascertainable. Among the factors the Company's Board of Directors may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.

(b)  Expenses - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

(c)  Option Contracts - The Funds may purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. When option contracts expire or are closed, realized gains or losses on the options contracts are recognized on the options contracts without regard to any unrealized gains or losses on the underlying securities.

The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received increases the proceeds of the sale of the security, and the Fund realizes a gain or loss from the sale of the underlying security.

(d)  Short Positions - When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales, if any, are included as a component of miscellaneous expense in the Statement of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

(e)  Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The

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26

Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP.

  Accordingly, at December 31, 2005, reclassifications were recorded to decrease capital stock and increase accumulated net investment income by $626,892, $844,883 and $1,777,735 as a result of net investment losses by the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

  No distributions were made in the fiscal years ended December 31, 2005 for all Funds and 2004 for the Small-Cap Growth and Emerging Growth Funds.

  The amount and tax character of distributions paid by the Growth Opportunities Fund during the year ended December 31, 2004 was $404,925 which was ordinary income (inclusive of short-term capital gains).

(f)  Brokerage Service and Other Arrangements - Van Wagoner Capital Management, Inc. (the "Adviser") places security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds. The amount of expenses paid through Brokerage Service Arrangements for the year ended December 31, 2005 was $229,755, $57,771 and $373,194 in the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

Amounts in excess of 5% of net expenses for each Fund included in the respective expense category and in expenses paid indirectly by brokers in the Statement of Operations were $53,573, $60,743 and $75,000 for "transfer agent fees and expenses, insurance expense and fund accounting and administration fees," respectively, for the Small-Cap Growth Fund and $135,416 for "transfer agent fees and expenses" for the Emerging Growth Fund.

(g)  Other - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  Federal Income Taxes

Each Fund intends to comply with the requirements of the Subchapter M of Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

The Funds intend to retain capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. For federal income tax purposes, the Funds had capital loss carryovers at December 31, 2005 as follows:

Date of Expiration	Small-Cap Growth	Growth Opportunities	Emerging Growth
2009	$—	$—	$239,446,921
2010	24,978,726	—	174,822,268
2011	19,406,798	—	73,869,977
2012	5,158,565	1,107,300	23,566,789
2013	679,356	—	9,299,078
Total	$50,223,445	$1,107,300	$521,005,033

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27 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

The Growth Opportunities Fund utilized $115,844 of capital loss carryover in 2005.

As of December 31, 2005, the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds had $55,823, $327,224 and $2,017,267, respectively of post-October 2005 capital losses, which are deferred until 2006 for federal tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The cost of securities on a federal tax basis at December 31, 2005, for the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds was $15,829,489, $14,550,410 and $37,362,592, respectively.

At December 31, 2005, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Fund	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation on investments
Small-Cap Growth	$1,603,830	$(988,999)	$614,831
Growth Opportunities	1,376,243	(321,343)	1,054,900
Emerging Growth	4,186,749	(2,109,849)	2,076,900

The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

At December 31, 2005, the components of accumulated earnings/deficit on a tax basis were as follows:

Fund	Net unrealized appreciation on investments	Accumulated capital and other losses	Total accumulated earnings/deficit
Small-Cap Growth	$1,027,435	$(50,691,872)	$(49,664,437)
Growth Opportunities	1,225,670	(1,605,294)	(379,624)
Emerging Growth	2,595,490	(523,540,890)	(520,945,400)

4.  Investment Advisory Agreement and Related Party Transactions

Each Fund has an agreement with Van Wagoner Capital Management, Inc., the Adviser, to furnish investment advisory services to the Funds. Effective March 1, 2003, the commencement of operations of the Growth Opportunities Fund, and September 1, 2003, for the Small-Cap Growth and Emerging Growth Funds, under the terms of each agreement, the Adviser is compensated at a basic fee of 1.25% of average daily net assets for the performance period for each of the Funds. The basic fee may be adjusted upward or downward (by up to 0.25% of the Fund's average daily net assets for the performance period), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the benchmark over the same period. The benchmark for the Small-Cap Growth Fund and the Emerging Growth Fund is the Lipper Small-Cap Growth Funds Index. The Lipper Small-Cap Growth Funds Index is an equal dollar weighted index

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28

consisting of the largest mutual funds within the small-cap growth fund classification, as defined by Lipper, Inc. The benchmark for the Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is an equal dollar weighted index of the largest mutual funds in the mid-cap growth fund classification, as defined by Lipper, Inc. Each 0.10% of difference of each Fund's performance compared to the performance of its benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate). The performance period consists of the prior 36 calendar months, and is also referred to as a rolling 36-month period. Until each Fund has operated for 36 months under this agreement, it will make performance adjustments to the basic fee after the Fund has operated for 12 months under this agreement, and will use a rolling 12-month performance period. After the Fund has operated for 24 months under this agreement, it will switch to a rolling 24-month performance period. The performance fee adjustment for the year ended December 31, 2005 caused the advisory fee to decrease $73,436, $71,762 and $211,055 for the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.

During the year ended December 31, 2005, an officer of the Funds was also an officer of the Adviser. The Funds do not compensate their officers who are officers of the Adviser. For the year ended December 31, 2005, the Funds made no payments to their directors and officers except for directors' fees paid to or accrued for independent directors and the compensation paid to or accrued for the Funds' President, Treasurer, Secretary and Chief Compliance Officer. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private equity securities, which were also held by the Funds during the year ended December 31, 2005.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

5.  Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

6.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2005, were as follows:

Fund	Purchases	Sales
Small-Cap Growth	$85,237,619	$94,831,662
Growth Opportunities	104,786,351	114,042,583
Emerging Growth	249,480,754	282,426,330

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29 Van Wagoner Funds Notes to Financial Statements

Van Wagoner Funds Notes to Financial Statements

7.  Contingencies

(a)  Legal Matters - In 2001, the Company, the Adviser, and others (including past and present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities laws. The lawsuits were consolidated into a single action and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants filed a motion to dismiss the consolidated amended complaint, which motion was granted by the Court in July 2004 with leave for plaintiffs to file an amended complaint. After the Court's order and before the plaintiffs filed an amended complaint, in or about September 2004, the Company, the Adviser and certain other defendants, without admitting any liability, entered into a settlement with the alleged class whereby the Funds and the Adviser are to make certain corporate governance changes and the Adviser is to pay the plaintiff's attorneys certain fees and costs of class notice in exchange for dismissal of the class action lawsuit and complete release of liability. After the settlement was reached, the plaintiffs filed a further amended complaint against all defendants. All parties involved in the settlement agreed not to respond to the further amended complaint until after the Court considered the settlement. On June 27, 2005, the Court issued an Order approving the settlement and entered Final Judgment dismissing the case. On the same day the Court also granted the plaintiffs' motion for attorneys' fees in the amount of $340,000 which are being paid by the Adviser. The settlement became final on

July 27, 2005. The Company believes that the settlement will not have a material adverse effect on the results of operations or net asset values of the Funds.

  In 2001, the Company and the Adviser were named as defendants in an antitrust class action lawsuit alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The lawsuit was dismissed in November 2003. The dismissal was appealed and in September 2005 the appeals court issued a decision, vacating and remanding the trial court's decision for further proceedings. The Company and the Adviser intend to vigorously contest the lawsuit. Given the preliminary nature of the lawsuit, an evaluation of the likelihood of a favorable or unfavorable outcome cannot be determined at this time.

(b)  Indemnification Arrangements - In the normal course of business, the Funds enter into contracts that provide for general indemnifications to the counterparties to those contracts. For the year ended December 31, 2005, the Small-Cap Growth Fund and Emerging Growth Fund paid $803 and $2,250, respectively, related to such agreements. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated. The Company believes that the outcome of these arrangements will not have a material adverse effect on the results of operations or net asset values of the Funds.

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Van Wagoner Funds Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Van Wagoner Small-Cap Growth Fund, Van Wagoner Growth Opportunities Fund, and Van Wagoner Emerging Growth Fund (the "Funds") (three of the portfolios constituting the Van Wagoner Funds (the "Company")) as of December 31, 2005, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of Van Wagoner Funds at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 10, 2006

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31 Van Wagoner Funds Report of Independent Registered Public Accounting Firm

Van Wagoner Funds Approval of Investment Advisory Agreements

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting of the Board of Directors of the Company on November 14, 2005, the Directors, none of whom are "interested persons" (as that term is defined in the 1940 Act), approved the renewal of each Fund's Investment Advisory Agreement (the "Agreements"), subject to certain conditions described below.

In advance of the meeting, the Directors requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds. The materials also included comparisons of the Funds with other funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability.

DISCUSSION OF FACTORS CONSIDERED

In connection with the re-approval of the Agreements, the Directors requested and received information that would enable them to consider the factors enumerated below.

1.  Nature, Quality, and Extent of Services

The Directors considered the nature, quality and extent of services provided by the Adviser, including portfolio management and assistance with marketing and distribution. The Directors concluded that while the services were not necessarily extensive in nature, that given the Funds' diminishing asset size the Adviser was delivering the necessary level of service.

2.  Investment Performance of the Funds and Adviser

The Directors reviewed a report prepared by Lipper Inc. ("Lipper") which contained information regarding each Fund's performance. The Directors considered short-term and long-term investment performance for each Fund over various periods of time as compared to such Fund's Lipper peer group universe, and concluded that the Adviser's investment strategy for the Funds while consistent with each Fund's prospectus objectives often led to underperformance in relation to the Funds' peer groups and in many years the underperformance was significant.

In particular, the Directors noted that each Fund ranked last with respect to the Fund's peer group average for the one-year period ended October 31, 2005. The Directors also noted that with respect to the Emerging Growth Fund and the Small-Cap Growth Fund, which had been in existence since 1996, those Funds had each ranked first in their respective peer groups for the year ended 1999. In addition, based on information provided by the Adviser, the Directors noted that the Emerging Growth Fund and Small-Cap Growth Fund outperformed their respective benchmarks, three out of nine years on an annualized basis for the period between 1996 and 2004.

3.  Costs of Services and Profits Realized by the Adviser

The Directors considered each Fund's management fee and total expense ratio relative to industry averages for each Fund's benchmark category. The Directors noted that with respect to each Fund, the Adviser receives a base management fee of 1.25% of each Fund's respective average daily net assets. Under the terms of the Agreements, the basic fee rate may be adjusted upward or downward (by up to 0.25% of each Fund's average daily net assets), depending on whether and to what extent the investment performance of each Fund for

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32

the relevant performance period, exceeds or is exceeded by, the performance of the Fund's benchmark over the same period. Based on the information provided by Lipper, each Fund had the highest total expense ratios of the funds in the respective expense groups for the period ended September 30, 2005. However, the Directors noted that the Adviser is no longer involved in the management of the Funds in the same manner as the typical investment adviser to a mutual fund, and, accordingly, each Fund's expense ratio, while relevant, is not determinative as to the decision to renew the Agreements.

The Directors considered the Adviser's overall profitability, noting that the Adviser represented that its gross profit margin was approximately 25%. The Directors concluded that the Adviser's profitability was not excessive.

4.  Extent of Economies of Scale as Funds Grow

The Directors considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Directors noted that as asset levels grow certain service provider fees are reduced. The Directors further noted that the structure of the advisory fee provides that if a Fund's assets were to grow dramatically the Adviser would not immediately benefit from that increase in assets due to the rolling time period upon which the asset calculation is made. Rather the Funds would benefit from such a situation.

5.  Whether Fee Levels Reflect Economies of Scale

The Directors also considered whether the management fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Directors noted that due to each Fund's small asset size and the calculation of the advisory fee, that the Adviser is currently being compensated as if the Funds' assets were larger than they are today. While this has the effect of causing the Adviser to receive a larger advisory fee than would be the case without the fulcrum fee, the opposite would be true if the Funds' assets increase. The Directors did not specifically discuss breakpoints with the Adviser due to the use of the fulcrum fee.

6.  Other Relevant Considerations

The Directors considered the size, education and experience of the Adviser's staff and the Adviser's fundamental research capabilities and concluded in each of these areas that the Adviser was structured in such a way to support the current level of services being provided to the Funds at their current asset levels.

The Directors also considered the character and amount of other incidental benefits received by the Adviser from its association with the Funds. In particular, the Directors reviewed the Adviser's practice of using brokerage credits to pay certain of the Funds' expenses and concluded that the practice benefited the Funds.

CONCLUSIONS

All of these factors were considered by the Directors meeting with counsel. In considering the Agreements, the Directors did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund's surrounding circumstances. On balance, the Directors concluded that with the conditions noted above re-approval of the Agreements was in the best interests of each Fund and its shareholders.

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33 Van Wagoner Funds Approval of Investment Advisory Agreements

Van Wagoner Funds Directors and Officers

The individuals listed below serve as directors and officers of the Funds. Each director serves until his successor is duly elected or until he resigns. Each of the directors oversees 6 funds. The mailing address of the directors and officers is 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111.

Additional information about the Funds' directors is available in the Statement of Additional Information which is available, without charge, upon request, by calling 1-800-228-2121.

Independent Directors	Principal Occupation(s) During Past 5 Years

Larry P. Arnold Director since December 1995 Age: 62	Director of Archiver's (a privately held group of retail stores) since May 2000; Private Investor since 1993.

Kurt B. Grutzmacher Director since February 2002 Age: 47	Portfolio Manager for Westcliff Capital Management, LLC since 1998.

Dr. Michael Hruskocy Director since May 2005 Age: 47	Anesthesiologist at Park Ridge Anesthesiology Associates Ltd. since 1990; Medical Director at Advocate Lutheran General Hospital since 1999.

Sven A. Wehrwein Director since May 2005 Age: 55	Financial consultant for emerging growth companies since 1999; Director of Synovis Life Technologies and Vital Images, Inc.

Officer	Principal Occupation(s) During Past 5 Years

Elyce D. Dilworth President, Treasurer and Secretary since December 2004 Chief Compliance Officer since June 2004 Age: 39	Chief Compliance Officer of the Funds since June 2004; Senior Vice President of UMB Fund Services, Inc. (2002-2003); Vice President of UMB Fund Services, Inc. prior thereto.

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Van Wagoner Funds Additional Information for Shareholders

Proxy Voting Policy and Voting Record

Van Wagoner Capital Management, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q is available, without charge, upon request, by calling toll free 1-800-228-2121.

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35 Van Wagoner Funds Additional Information for Shareholders

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Please mail correspondence to:

Van Wagoner Funds
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Express mail or overnight deliveries
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Van Wagoner Funds
101 Sabin Street
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1-800-228-2121

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Annual Report

December 31, 2005

Post-Venture Fund*

Mid-Cap Growth Fund*

Technology Fund*

(*In Liquidation)

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Van Wagoner Funds Annual Report (In Liquidation)

Dear Shareholder:

An Important Reminder...

The Van Wagoner Post-Venture, Mid-Cap Growth and Technology Funds are liquidating and no longer accepting new investments.

We appreciate your investment with the Van Wagoner Funds and want to take a moment to remind you that the Van Wagoner Fund(s) that you are currently invested in is in the process of liquidating and is not actively invested in the stock market.

The Board of Directors of the Van Wagoner Funds, Inc. decided to liquidate each of the Post-Venture Fund, the Mid-Cap Growth Fund and the Technology Fund (the "Liquidating Funds") in March 2003. Accordingly, each of the Liquidating Funds has liquidated its investments in an orderly fashion and invested the proceeds in high quality short-term money market instruments. The Liquidating Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest, but do not appreciate in value. The interest earned on these money market instruments by each of the Liquidating Funds is substantially less than the expenses of the Liquidating Funds. This is expected to continue in the future.

As a current shareholder in these Funds, in order to participate in the stock market, you have two options available to you:

1) Transfer your existing investment into one of the open Van Wagoner Funds—Emerging Growth, Small-Cap Growth or Growth Opportunities.

2) Redeem your account.

We appreciate your patronage.

Sincerely,

Elyce Dilworth
President
Van Wagoner Funds, Inc.

Van Wagoner Funds Annual Report

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1

Van Wagoner Funds Performance

Post-Venture Fund (In Liquidation) — Inception Date 12/31/1996

Average Annual Total Return for the periods ended 12/31/05

One Year	Five Years	Since Inception
(12.11)%	(37.45)%	(13.47)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

The chart below assumes an initial investment of $10,000 made after the close of business on 12/31/96 (inception date). Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Nasdaq Composite Index is a broad based capitalization weighted index of all Nasdaq National Market & SmallCap stocks. Indexes are unmanaged and investors cannot invest in them.

1-800-228-2121

2

Van Wagoner Funds Performance

Mid-Cap Growth Fund (In Liquidation) — Inception Date 12/31/1995

Average Annual Total Return for the periods ended 12/31/05

One Year	Five Years	Ten Years (Since Inception)
(9.43)%	(32.32)%	(11.13)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

The chart below assumes an initial investment of $10,000 made after the close of business on 12/31/95 (inception date). Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The S&P MidCap 400 Index is an index of mid-capitalization U.S. stocks that measures the performance of the mid-size company segment of the U.S. market. Indexes are unmanaged and investors cannot invest in them.

Van Wagoner Funds Performance

vanwagoner.com

3

Van Wagoner Funds Performance

Technology Fund (In Liquidation) — Inception Date 12/31/1997

Average Annual Total Return for the periods ended 12/31/05

One Year	Five Years	Since Inception
(9.74)%	(36.13)%	(9.31)%

The performance figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. As of January 1, 2004, fee waivers were eliminated. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call us at 1-800-228-2121.

The chart below assumes an initial investment of $10,000 made after the close of business on 12/31/97 (inception date). Returns shown above and in the chart below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Morgan Stanley High-Technology 35 Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. Indexes are unmanaged and investors cannot invest in them.

1-800-228-2121

4

Van Wagoner Funds Portfolio Holdings Summary

Sector Weightings (Unaudited)

As of December 31, 2005, the Van Wagoner Funds' portfolios were invested in the following sectors:

Post-Venture Fund

Short-Term Instruments	100.00%
Total	100.00%

Technology Fund

Short-Term Instruments	100.00%
Total	100.00%

Mid-Cap Growth Fund

Short-Term Instruments	100.00%
Total	100.00%

As a percentage of total investments as of December 31, 2005. Holdings are subject to change.

Van Wagoner Funds Portfolio Holdings Summary

vanwagoner.com

5

Van Wagoner Funds Expense Example (Unaudited)

We believe it is important for shareholders to have a clear understanding of Fund expenses and the impact they can have on investment return. The following example is presented to illustrate a shareholder's cost of owning the Van Wagoner Funds.

Example

As a shareholder of the Van Wagoner Funds, you incur ongoing costs, including distribution and service (12b-1) fees and other fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical Example For Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Disclosure of Fund Expenses  For the Period July 1, 2005 to December 31, 2005

Expense Table

Post-Venture Fund	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,028.30	9.82%	$50.20
Hypothetical 5% Return	$1,000.00	$975.70	9.82%	$48.90
Mid-Cap Growth Fund
Actual Fund Return	$1,000.00	$993.10	9.96%	$50.04
Hypothetical 5% Return	$1,000.00	$975.00	9.96%	$49.58
Technology Fund
Actual Fund Return	$1,000.00	$1,049.50	9.85%	$50.88
Hypothetical 5% Return	$1,000.00	$975.55	9.85%	$49.05

*Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1-800-228-2121

6

Van Wagoner Funds Schedule of Investments (In Liquidation)

December 31, 2005

Van Wagoner Post-Venture Fund

Market Value
SHORT-TERM INVESTMENT 101.14%
PNC Bank Money Market Account, 3.74%	$2,788,696
Total Short-Term Investment (Cost $2,788,696)	2,788,696
Total Investments 101.14% (Cost $2,788,696)	2,788,696
Liabilities in Excess of Other Assets (1.14)%	(31,353)
NET ASSETS 100.00%	$2,757,343

Van Wagoner Mid-Cap Growth Fund

Market Value
SHORT-TERM INVESTMENT 101.73%
PNC Bank Money Market Account, 3.74%	$1,869,575
Total Short-Term Investment (Cost $1,869,575)	1,869,575
Total Investments 101.73% (Cost $1,869,575)	1,869,575
Liabilities in Excess of Other Assets (1.73)%	(31,711)
NET ASSETS 100.00%	$1,837,864

Van Wagoner Technology Fund

Market Value
SHORT-TERM INVESTMENT 101.23%
PNC Bank Money Market Account, 3.74%	$2,616,806
Total Short-Term Investment (Cost $2,616,806)	2,616,806
Total Investments 101.23% (Cost $2,616,806)	2,616,806
Liabilities in Excess of Other Assets (1.23)%	(31,903)
NET ASSETS 100.00%	$2,584,903

Van Wagoner Funds Schedule of Investments

vanwagoner.com

See notes to financial statements.

7

Van Wagoner Funds Statements of Assets and Liabilities (In Liquidation)

December 31, 2005

	POST- VENTURE FUND	MID-CAP GROWTH FUND	TECHNOLOGY FUND
ASSETS:
Investments, at value (cost $2,788,696, $1,869,575 and $2,616,806, respectively)	$2,788,696	$1,869,575	$2,616,806
Interest and dividends receivable	8,321	5,510	7,838
Prepaid expenses and other asstes	6,978	4,713	6,389
Total Assets	2,803,995	1,879,798	2,631,033
LIABILITIES:
Payable for fund shares redeemed	11,668	14,829	13,260
Accrued distribution fees	340	508	432
Accrued expenses and other liabilities	34,644	26,597	32,438
Total Liabilities	46,652	41,934	46,130
NET ASSETS	$2,757,343	$1,837,864	$2,584,903
NET ASSETS CONSIST OF:
Capital stock	$545,081,843	$215,952,626	$420,292,748
Accumulated net realized loss on investments	(542,324,500)	(214,114,762)	(417,707,845)
Net Assets	$2,757,343	$1,837,864	$2,584,903
CAPITAL STOCK, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Issued and outstanding	1,084,360	637,914	580,778
NET ASSET VALUE, REDEMPTION PRICE (NET ASSETS/SHARES OUTSTANDING)	$2.54	$2.88	$4.45

1-800-228-2121

See notes to financial statements.

8

Van Wagoner Funds Statements of Operations (In Liquidation)

Year Ended December 31, 2005

	POST- VENTURE FUND	MID-CAP GROWTH FUND	TECHNOLOGY FUND
INVESTMENT INCOME:
Interest	$81,377	$55,727	$75,635
Dividends	—	12	—
Total Investment Income	81,377	55,739	75,635
EXPENSES:
Transfer agent fees and expenses	118,984	57,239	117,474
Fund accounting and administration fees	90,001	90,001	90,001
Insurance	24,763	16,224	23,055
Printing and postage expenses	22,023	10,199	19,212
Professional fees	18,750	12,454	17,107
Directors' and officer's fees, salary and expenses	9,454	6,113	8,439
Distribution fees	6,169	—	2,281
Custody fees	4,956	5,024	4,996
Miscellaneous expenses	4,145	3,968	4,022
Total Expenses	299,245	201,222	286,587
NET INVESTMENT LOSS	(217,868)	(145,483)	(210,952)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(4,860,259)	(2,323,023)	(4,295,919)
Change in net unrealized depreciation on investments	4,618,217	2,239,806	4,157,835
	(242,042)	(83,217)	(138,084)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(459,910)	$(228,700)	$(349,036)

Van Wagoner Funds Financial Statements

vanwagoner.com

See notes to financial statements.

9

Van Wagoner Funds Statements of Changes in Net Assets (In Liquidation)

	POST-VENTURE FUND		MID-CAP GROWTH FUND		TECHNOLOGY FUND
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
OPERATIONS:
Net investment loss	$(217,868)	$(293,512)	$(145,483)	$(185,628)	$(210,952)	$(292,105)
Net realized loss on investments	(4,860,259)	(5,257,016)	(2,323,023)	(2,114,819)	(4,295,919)	(3,850,931)
Change in net unrealized appreciation on investments	4,618,217	5,375,964	2,239,806	2,215,249	4,157,835	3,962,416
Net decrease in net assets resulting from operations	(459,910)	(174,564)	(228,700)	(85,198)	(349,036)	(180,620)
CAPITAL SHARE TRANSACTIONS:
Redemption of shares	(1,299,988)	(3,317,909)	(906,235)	(1,627,174)	(1,165,529)	(3,389,474)
Net decrease from share transactions	(1,299,988)	(3,317,909)	(906,235)	(1,627,174)	(1,165,529)	(3,389,474)
TOTAL DECREASE IN NET ASSETS	(1,759,898)	(3,492,473)	(1,134,935)	(1,712,372)	(1,514,565)	(3,570,094)
NET ASSETS:
Beginning of year	4,517,241	8,009,714	2,972,799	4,685,171	4,099,468	7,669,562
End of year	$2,757,343	$4,517,241	$1,837,864	$2,972,799	$2,584,903	$4,099,468
TRANSACTIONS IN SHARES:
Shares redeemed	(477,216)	(1,142,789)	(295,374)	(505,293)	(250,862)	(681,194)
Net decrease	(477,216)	(1,142,789)	(295,374)	(505,293)	(250,862)	(681,194)

1-800-228-2121

See notes to financial statements.

10

Van Wagoner Funds Financial Statements

vanwagoner.com

See notes to financial statements.

11

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Year

	POST-VENTURE FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
Net Asset Value, Beginning of Year	$2.89	$2.96	$3.28	$10.04	$26.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.20)	(0.19)	(0.22)	(0.14)	(0.23)
Net realized and unrealized gains (losses) on investments	(0.15)	0.12	(0.10)	(6.62)	(16.25)
Total from investment operations	(0.35)	(0.07)	(0.32)	(6.76)	(16.48)
Net Asset Value, End of Year	$2.54	$2.89	$2.96	$3.28	$10.04
Total Return	(12.11)%	(2.37)%	(9.76)%	(67.33)%	(62.14)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$2,757	$4,517	$8,010	$34,143	$166,445
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	8.70%	5.65%	3.37%	2.00%	1.95%
Before waivers and reimbursements	8.70%	5.65%	4.49%	3.25%	2.53%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(6.33)%	(5.06)%	(3.16)%	(1.97)%	(1.75)%
Before waivers and reimbursements	(6.33)%	(5.06)%	(4.28)%	(3.22)%	(2.33)%
Portfolio turnover rate	0%	0%	167%	242%	125%

(1)  For the years ended December 31, 2005 and 2004, no expenses were waived or reimbursed.

1-800-228-2121

See notes to financial statements.

12

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Year

	MID-CAP GROWTH FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002		Year Ended Dec. 31, 2001
Net Asset Value, Beginning of Year	$3.19	$3.26	$3.42	$6.82		$20.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.23)	(0.20)	(0.23)	(0.10)		(0.22)
Net realized and unrealized gains (losses) on investments	(0.08)	0.13	0.07	(3.30)		(13.24)
Total from investment operations	(0.31)	(0.07)	(0.16)	(3.40)		(13.46)
Net Asset Value, End of Year	$2.88	$3.19	$3.26	$3.42		$6.82
Total Return	(9.43)%	(2.45)%	(4.68)%	(49.85)%		(66.37)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$1,838	$2,973	$4,685	$19,530		$50,231
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	8.76%	5.76%	3.44%	2.00	%(2)	1.95%
Before waivers and reimbursements	8.76%	5.76%	4.34%	3.01	%(2)	2.23%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(6.34)%	(5.13)%	(3.19)%	(1.79)%		(1.75)%
Before waivers and reimbursements	(6.34)%	(5.13)%	(4.09)%	(2.80)%		(2.03)%
Portfolio turnover rate	0%	0%	253%	502%		168%

(1)  For the years ended December 31, 2005 and 2004, no expenses were waived or reimbursed.

(2)  Excludes dividends on short sales. Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 2.01% and 3.02% for the year ended December 31, 2002.

Van Wagoner Funds Financial Statements

vanwagoner.com

See notes to financial statements.

13

Van Wagoner Funds Financial Highlights

For a Fund Share Outstanding Throughout the Year

	TECHNOLOGY FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
Net Asset Value, Beginning of Year	$4.93	$5.07	$5.45	$15.94	$41.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.36)	(0.35)	(0.40)	(0.20)	(0.39)
Net realized and unrealized gains (losses) on investments	(0.12)	0.21	0.02	(10.29)	(25.54)
Total from investment operations	(0.48)	(0.14)	(0.38)	(10.49)	(25.93)
Net Asset Value, End of Year	$4.45	$4.93	$5.07	$5.45	$15.94
Total Return	(9.74)%	(2.76)%	(6.97)%	(65.81)%	(61.93)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)	$2,585	$4,099	$7,670	$35,979	$134,720
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	9.03%	5.93%	3.42%	2.00%	1.95%
Before waivers and reimbursements	9.03%	5.93%	4.35%	3.05%	2.35%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements(1)	(6.64)%	(5.34)%	(3.19)%	(1.96)%	(1.78)%
Before waivers and reimbursements	(6.64)%	(5.34)%	(4.12)%	(3.01)%	(2.18)%
Portfolio turnover rate	0%	0%	147%	260%	128%

(1)  For the years ended December 31, 2005 and 2004, no expenses were waived or reimbursed.

1-800-228-2121

See notes to financial statements.

14

Van Wagoner Funds Notes to Financial Statements (In Liquidation)

1.  Organization

Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund (collectively the "Funds" or the "Liquidating Funds") are separate diversified investment portfolios of Van Wagoner Funds, Inc.

The Board of Directors of Van Wagoner Funds, Inc. approved a plan to liquidate each of the Funds effective March 1, 2003. Accordingly, each of the Funds has liquidated its investments in an orderly fashion and invested the proceeds in high quality short-term money market instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market instruments since these securities earn interest but do not appreciate in value.

2.  Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. The Funds changed their basis of accounting under U.S. generally accepted accounting principles from a going concern basis to a liquidation basis as of March 1, 2003. The effect of liquidation accounting had no material affect on the financial statements of the Funds as assets and liabilities were already stated at fair value. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates and those differences could be material.

(a)  Investment Valuation - Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities, including private equity securities, for which market quotations were not readily available, were valued at their fair value as determined in good faith by the Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the Company's Board of Directors, evidence of a change in value is readily ascertainable. Among the factors the Company's Board of Directors may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers. Fair values so determined may not reflect the prices at which those securities could have been sold.

(b)  Expenses - The Funds are charged for those expenses that are directly attributable to each Fund, such as custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective average daily net assets.

(c)  Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Van Wagoner Funds Notes to Financial Statements

vanwagoner.com

15

Van Wagoner Funds Notes to Financial Statements (In Liquidation)

The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP.

  Accordingly, at December 31, 2005, reclassifications were recorded to decrease capital stock and increase accumulated net investment income by $217,868, $145,483 and $210,952 as a result of net investment losses by the Post-Venture, Mid-Cap Growth and Technology Funds, respectively.

(d)  Other - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

For Federal income tax purposes, the Funds had capital loss carryovers at December 31, 2005 as shown below. It is unlikely the Funds will realize the benefits of these capital loss carryforwards before they expire. Fund liquidation will result in a loss of this benefit.

Date of Expiration	Post-Venture	Mid-Cap Growth	Technology
2008	$102,956,968	$24,471,573	$48,047,032
2009	208,568,549	119,593,823	188,389,347
2010	167,738,630	56,452,576	132,184,745
2011	49,142,144	7,417,678	37,716,740
2012	9,057,950	3,856,091	7,074,062
2013	4,860,259	2,323,021	4,295,919
	$542,324,500	$214,114,762	$417,707,845

The cost of securities on a Federal tax basis at December 31, 2005, for the Post-Venture, Mid-Cap Growth and Technology Funds was the same as the book basis.

As of December 31, 2005 the components of accumulated deficit on a tax basis were as follows:

Fund	Accumulated capital and other losses	Total accumulated deficit
Post-Venture	$(542,324,500)	$(542,324,500)
Mid-Cap Growth	(214,114,762)	(214,114,762)
Technology	(417,707,845)	(417,707,845)

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16

4.  Investment Advisory Agreement and Related Party Transactions

Effective April 30, 2003, Van Wagoner Capital Management, Inc. (the "Adviser") terminated its investment advisory agreements with the Liquidating Funds. The Adviser also terminated the agreement to limit the total expenses (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses) to the annual rate of 2.00% of each Liquidating Fund's average net assets. Since that date, the officers and Board of Directors of Van Wagoner Funds, Inc. have overseen the continued orderly liquidation of the Funds.

During the year ended December 31, 2005, an officer of the Funds was also an officer of the Adviser. The Funds do not compensate their officers who are officers of the Adviser. For the year ended December 31, 2005, the Funds made no payments to their directors and officers except for directors' fees paid to or accrued for independent directors and the compensation paid to or accrued for the Funds' President, Treasurer, Secretary and Chief Compliance Officer. Certain officers and employees of the Adviser have interests in related partnerships that have investments in private equity securities, which were also held by the Funds during the year ended December 31, 2005.

PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., provides the Funds with administrative services pursuant to an administration agreement. The services include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws.

5.  Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

Although the Liquidating Funds are no longer selling their shares, they are contractually obligated to make payments to persons that provide personal services to investors or who maintain shareholder accounts.

6.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2005, were as follows:

Fund	Purchases	Sales
Post-Venture	$—	$48,828
Mid-Cap Growth	—	26,788
Technology	—	42,583

7.  Contingencies

(a)  Legal Matters - In 2001, the Company, the Adviser, and others (including past and present directors) were named as defendants in several purported class action lawsuits alleging, among other things, violations of federal securities laws. The lawsuits were consolidated into a single action and a consolidated amended complaint was filed in July 2003. In September 2003, the defendants filed a motion to dismiss the

Van Wagoner Funds Notes to Financial Statements

vanwagoner.com

17

Van Wagoner Funds Notes to Financial Statements (In Liquidation)

consolidated amended complaint and lead plaintiffs subsequently filed an opposition to the motion. In July 2004, the Court granted the defendants' motion to dismiss but gave the plaintiffs leave to file an amended complaint. After the Court's order and before the plaintiffs filed an amended complaint, the Company, the Adviser and certain other defendants, without admitting any liability, entered into a settlement with the alleged class whereby the Funds and the Adviser are to make certain corporate governance changes and the Adviser is to pay the plaintiff's attorneys fees and costs of class notice in exchange for dismissal of the class action lawsuit and complete release of liability. After the settlement was reached, the plaintiffs filed a further amended complaint against all defendants. All parties involved in the settlement agreed not to respond to the further amended complaint until after the Court considered the settlement. On June 27, 2005, the Court issued an Order approving the settlement and entered Final Judgment dismissing the case. On the same day the Court also granted the plaintiffs' motion for attorneys' fees in the amount of $340,000 which are being paid by the Adviser. The settlement became final on July 27, 2005. The Company believes that the settlement will not have a material adverse effect on the results of operations or net asset values of the Funds.

  In 2001, the Company and the Adviser were named as defendants in an antitrust class action lawsuit alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The lawsuit was dismissed in November 2003. The dismissal was appealed and in September 2005 the appeals court issued a decision, vacating and remanding the trial court's decision for further proceedings. The Company and the Adviser intend to vigorously contest the lawsuit. Given the preliminary nature of the lawsuit, an evaluation of the likelihood of a favorable or unfavorable outcome cannot be determined at this time.

(b)  Indemnification Arrangements - In the normal course of business, the Funds enter into contracts that provide for general indemnifications to the counterparties to those contracts. For the year ended December 31, 2005, the Post-Venture Fund, Mid-Cap Growth Fund and Technology Fund paid $135, $85 and $127, respectively, related to such arrangements. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated. The Company believes that the outcome of these arrangements will not have a material adverse effect on the results of operations or net asset values of the Funds.

1-800-228-2121

18

Van Wagoner Funds Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:

We have audited the accompanying statements of assets and liabilities (in liquidation), including the schedules of investments, of the Van Wagoner Post-Venture Fund, Van Wagoner Mid-Cap Growth Fund, and Van Wagoner Technology Fund (the "Funds") (three of the portfolios constituting the Van Wagoner Funds, Inc. (the "Company")) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of Van Wagoner Funds, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 10, 2006

Van Wagoner Funds Report of Independent Registered Public Accounting Firm

vanwagoner.com

19

Van Wagoner Funds Directors and Officers

The individuals listed below serve as directors and officers of the Funds. Each director serves until his successor is duly elected or until he resigns. Each of the directors oversees 6 funds. The mailing address of the directors and officers is 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111.

Additional information about the Funds' directors is available in the Statement of Additional Information which is available, without charge, upon request, by calling 1-800-228-2121.

Independent Directors	Principal Occupation(s) During Past 5 Years

Larry P. Arnold Director since December 1995 Age: 62	Director of Archiver's (a privately held group of retail stores) since May 2000; Private Investor since 1993.

Kurt B. Grutzmacher Director since February 2002 Age: 47	Portfolio Manager for Westcliff Capital Management, LLC since 1998.

Dr. Michael Hruskocy Director since May 2005 Age: 47	Anesthesiologist at Park Ridge Anesthesiology Associates Ltd. since 1990; Medical Director at Advocate Lutheran General Hospital since 1999.

Sven A. Wehrwein Director since May 2005 Age: 55	Financial consultant for emerging growth companies since 1999; Director of Synovis Life Technologies and Vital Images, Inc.

Officer	Principal Occupation(s) During Past 5 Years

Elyce D. Dilworth President, Treasurer and Secretary since December 2004 Chief Compliance Officer since June 2004 Age: 39	Chief Compliance Officer of the Funds since June 2004; Senior Vice President of UMB Fund Services, Inc. (2002-2003); Vice President of UMB Fund Services, Inc. prior thereto.

1-800-228-2121

20

Van Wagoner Funds Additional Information for Shareholders

Proxy Voting Policy and Voting Record

Van Wagoner Capital Management, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll free 1-800-228-2121. It is also available on the SEC's website at www.sec.gov.

Quarterly Portfolio Disclosure

The Funds file their complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Funds' Form N-Q is available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds' Form N-Q is available, without charge, upon request, by calling toll free 1-800-228-2121.

Van Wagoner Funds Additional Information for Shareholders

vanwagoner.com

21

VW410C  0205

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VW408C  0205

Please mail correspondence to:

Van Wagoner Funds
P.O. Box 9682
Providence, RI 02940-9682

Express mail or overnight deliveries
should be sent to:

Van Wagoner Funds
101 Sabin Street
Pawtucket, RI 02860

1-800-228-2121

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Item 2. Code of Ethics.

(a)        The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)        There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)        The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Sven Wehrwein is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)        The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $162,950 for 2005 and $183,419 for 2004.

Audit-Related Fees

(b)        The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for both 2005 and 2004.

Tax Fees

(c)        The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,150 for 2005 and $36,500 for 2004.

All Other Fees

(d)        The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for both 2005 and 2004.

(e)(1)   Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Accountant, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Accountant’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are 0% for both 2005 and 2004.

(f)         The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for both 2005 and 2004.

(h)        The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)       Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)       Not applicable.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Van Wagoner Funds, Inc.

By (Signature and Title)*	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Chief Executive Officer & Chief Financial
Officer
(principal executive officer)

Date	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Chief Executive Officer & Chief Financial
Officer
(principal executive officer & principal financial officer)

Date	March 9, 2006

* Print the name and title of each signing officer under his or her signature.